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                   NICHOLAS | APPLEGATE(R) INSTITUTIONAL FUNDS

                            SUPPLEMENT TO PROSPECTUS
                      RETIREMENT SHARES DATED JULY 29, 2002

                                NOVEMBER 22, 2002

At a Board Meeting held on November 8, 2002, the Board of Trustees of the Nicholas-Applegate Institutional Funds approved various changes to the services agreements between the Funds and the Investment Adviser, effective January 21, 2003. The fees payable to the Investment Adviser under the Investment Advisory Agreement and Administrative Services Agreement will be as follows:

                                                     INVESTMENT ADVISORY          ADMINISTRATION
      FUND                                                   FEE                        FEE
International Core Growth                                   0.50%                      0.25%
Large Cap Select Growth                                     0.75%                      0.15%
Large Cap Value                                             0.75%                      0.15%
U.S. Equity Growth                                          0.75%                      0.07%
Emerging Growth                                             0.75%                      0.12%

In addition, the Board approved the activation of the Trust's 12b-1 Plan. Under the Plan, the Class R Shares will pay a fee to the Distributor at an annual rate of up to .25% on the average assets of the Class R Shares. Taken together, these fee changes will result in a reduction of fees paid to the Investment Adviser/Distributor in the amount of .10%.